Certain of the matters discussed in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words "anticipate," "intend," "estimate," "believe," "expect," "plan," "should," "hypothetical," "potential," "forecast," "project," variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1. Financial Statements—Note 8. Commitments and Contingent Liabilities, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and other factors discussed in filings we make with the United States Securities and Exchange Commission (SEC). These factors include, but are not limited to:

- adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
- adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
- any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
- changes in federal and state environmental regulations that could increase our costs or limit our operations,
- changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
- actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
- any inability to balance our energy obligations, available supply and risks,
- any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
- availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
- changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
- delays in receipt of necessary permits and approvals for our construction and development activities,
- delays or unforeseen cost escalations in our construction and development activities,
- any inability to achieve, or continue to sustain, our expected levels of operating performance,
- any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
- increases in competition in energy supply markets as well as competition for certain rate-based transmission projects,
- any inability to realize anticipated tax benefits or retain tax credits,
- challenges associated with recruitment and/or retention of a qualified workforce,
- adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
- changes in technology and customer usage patterns.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

PSEG

Forward Looking Statement EXHIBIT 99 3

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

2013 Operating Earnings Guidance
$2.74
$2.44
$2.25 -
$2.50 E
2011 Operating Earnings* 2012 Operating Earnings* 2013 Guidance
* SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.       E = ESTIMATE.

2013 Operating Earnings *
*SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS;
ALL PERIODS REFLECT TEXAS IN DISCONTINUED OPERATIONS.  E=ESTIMATE.
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12

2009
2010 2011 2012 2013E

54 local NJ towns and 5 counties
support
• 54 municipalities and five counties (Bergen, Hudson, Mercer,
Passaic and Somerset) have approved resolutions in support
of Energy Strong, PSE&G’s infrastructure proposal to improve and fortify its electric and gas distribution systems
• The Energy Strong proposal is currently being evaluated by the NJ Board of Public Utilities

Providing
solutions
for
New Jersey’s
energy and
economic
development
goals
($ Millions)
Approval
Date
Forecast
Amount*
Spending
Thru 2012
Remaining
Spending
Renewables
Solar Loan I & II
April 2008/
November
2009
$243 $209 34
Solar 4 All July 2009 456 437 19
Energy Efficiency
Carbon Abatement
December
2008
45 45 -
Energy Efficiency
Economic Stimulus
July 2009 161 156 5
Demand Response July 2009 35 27 8
Energy Efficiency
Economic Stimulus
Extension
July 2011 95 14 81
Distribution
NJ Capital Infrastructure
Program 1 (CIP 1)
April 2009 702 702 -
NJ Capital Infrastructure
Program 2 (CIP 2)
July 2011 273 253 20
Total
$2,010 $1,843 $167
* THIS FORECAST DOES NOT REFLECT THE IMPACT OF A RECENTLY APPROVED
AGREEMENT FOR SL3 AND S4AE.  DATA AS OF MARCH 31, 2013.

PSE&G’s capital program will continue to be
focused on delivering energy solutions to meet New Jersey’s
public policy
PSE&G’s Capital Expenditures

0
500
1,000
1,500
2,000
2,500
2009 2010 2011 2012 2013E 2014E 2015E 2016E 2017E
Transmission Hardening Proposed Filings*
Approved Solar/Energy Efficiency Transmission
Gas Distribution Electric Distribution
* PROPOSED FILINGS INCLUDE EE4A, SL3, S4AE, AND ENERGY STRONG (ES).  DATA AS OF MARCH 31, 2013.  E = ESTIMATE

2013-2017 proposed investment plan
would grow our current capital plan by up to 50%
2013-2017E Capital Expenditures
* Distribution ES and Transmission Hardening extend 10 years
*
*
DATA AS OF MARCH 31, 2013.  E = ESTIMATE

34%
2%
64%
Distribution Distribution ES Filing
Transmission Transmission Hardening
Approved Solar/Energy Efficiency Solar/Energy Efficiency Filings
22%
21%
42%
6%
1%
8%
Existing Plan
$6.9 Billion
Existing Plan and Proposed Filings
$10.6 Billion

PSE&G’s proposed investments would be
recovered through contemporaneous recovery mechanisms
DATA AS OF MARCH 31, 2013.  E = ESTIMATE 37
2013
-
2017E Capital Spending by Recovery Method
Energy Strong Filing (ES)
Solar/Energy Efficiency
Clauses
FERC Formula Rates
Distribution Base Rates
21%
10%
47%
22%
$10.6 Billion
Contemporaneous Recovery Mechanisms
Traditional Recovery Mechanisms

PSE&G is continuing to provide solutions
to assist New Jersey in achieving its EMP goals
The NJBPU approved the Solar Agreement reached with BPU Staff and certain other parties on May 29
The agreement provides for investment of $446 million over a
3-year period, and a return on equity of 10%
Solar Agreement Approved

PSE&G’s 2013 operating earnings
is benefiting from transmission growth and
cost containment initiatives
E = ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO
OPERATING EARNINGS.

$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$580 - $635E

PSEG Operating Earnings

$ Millions (except EPS)	2013E
PSEG Power	$535 - $600
PSE&G	$580 - $635
PSEG Energy Holdings/Parent	$25 - $35
Operating Earnings*	$1,140 - $1,270
2013 Earnings Guidance	**$2.25 - $2.50**

PSEG

Maintaining 2013 operating earnings guidance E = ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS. 90

PSEG Summary
• Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share, with earnings mix shifting to ~50% regulated
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for further growth

New Jersey Board of Public Utilities (BPU)
•
The Board of Public Utilities consists of five commissioners appointed by the Governor.  These appointees are confirmed by the
NJ Senate for six-year, staggered terms.  The Governor appoints one of the five to serve as Commission President.
Currently, the commissioners are:
•
Robert M. Hanna, Commission President
•
Jeanne M. Fox
•
Joseph L. Fiordaliso
•
Mary-Anna Holden
•
Dianne Solomon
•
Stefanie Brand, Director of the N.J. Division of Rate Counsel

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
Three Months Ended
March 31,
2013 2012 2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $             5 $              52 $            50 $         46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (105)            52               (10)             107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) -                 4                 36              (173)         -              29              (490)
Storm O&M (PSEG Power) (17)             -                 (39)             -              -              -                -
Market Transition Charge Refund (PSE&G) -                 -                 -                 -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                 -                 -                 34            -              -                (13)
Total Pro-forma adjustments (113) $         61 $            39 $            18 $         (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507             507             507             507          507          507            508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $         0.01 $         0.10 $         0.10 $      0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.21)           0.10            (0.02)           0.21         -           (0.02)          0.03
Lease Transaction Activity (Energy Holdings) -             0.01            0.07            (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.03)           -              (0.08)           -           -           -             -
Market Transition Charge Refund (PSE&G) -             -              -             -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -             -              -             0.06         -           -             (0.03)
Total Pro-forma adjustments (0.22) $        0.12 $         0.07 $         0.03 $      (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
(Unaudited)
Pro-forma Adjustments, net of tax
A
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.